EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SCS Hedged Opportunities Fund, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SCS Hedged Opportunities Fund, LLC for the period ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SCS Hedged Opportunities Fund, LLC for the stated period.

/s/ Peter H. Mattoon		/s/ Joseph E. McCuine
Peter H. Mattoon		Joseph E. McCuine
Chief Executive Officer, SCS Hedged		Chief Financial Officer, SCS Hedged
Opportunities Fund, LLC		Opportunities Fund, LLC
Dated:	June 9, 2014

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SCS Hedged Opportunities Fund, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.